Exhibit 4.3.3

SECOND SUPPLEMENTAL INDENTURE

between

XTO ENERGY INC.

and

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

as Trustee

April 18, 2008

4.625% Senior Notes due 2013

5.500% Senior Notes due 2018

6.375% Senior Notes due 2038

i

SECOND SUPPLEMENTAL INDENTURE

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of April 18, 2008 (this “Second Supplemental Indenture”), between XTO Energy Inc., a Delaware corporation (the “Company”), and The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States of America (the “Trustee”),

W I T N E S S E T H:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of July 19, 2007 (the “Original Indenture” and, as amended and supplemented by the First Supplemental Indenture dated as of July 19, 2007 and this Second Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of one or more series of the Company’s Securities;

WHEREAS, Section 8.1(k) of the Indenture provides that the Company and the Trustee may from time to time enter into one or more indentures supplemental thereto to establish the form or terms of Securities of a new series;

WHEREAS, Section 8.1(h) of the Indenture permits the execution of supplemental indentures without the consent of any Holders to add to, change or eliminate any of the provisions of the Indenture with respect to all or any series of Securities, provided that, among other things, such addition, change or elimination does not apply to any outstanding Security of any series created prior to the execution of such supplemental indenture;

WHEREAS, Sections 2.1 and 2.2 of the Indenture provide that the Company may establish the form, terms and provisions of a series of Securities issued pursuant to the Indenture;

WHEREAS, the Company desires to issue $400,000,000 aggregate principal amount of 4.625% Senior Notes due 2013 (the “2013 Notes”), a new series of Securities, the issuance of which was authorized by or pursuant to a resolution of the Board of Directors of the Company;

WHEREAS, the Company desires to issue $800,000,000 aggregate principal amount of 5.500% Senior Notes due 2018 (the “2018 Notes”), a new series of Securities, the issuance of which was authorized by or pursuant to a resolution of the Board of Directors of the Company;

WHEREAS, the Company desires to issue $800,000,000 aggregate principal amount of 6.375% Senior Notes due 2038 (the “2038 Notes”), a new series of Securities, the issuance of which was authorized by or pursuant to a resolution of the Board of Directors of the Company;

WHEREAS, the Company, pursuant to the foregoing authority, proposes in and by this Second Supplemental Indenture to supplement and amend the Original Indenture insofar as it will apply only to the 2013 Notes, the 2018 Notes and the 2038 Notes in certain respects; and

WHEREAS, all things necessary have been done to make the 2013 Notes, the 2018 Notes and the 2038 Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Second

Supplemental Indenture a valid and legally binding agreement of the Company, in accordance with their and its terms;

NOW, THEREFORE:

In consideration of the premises provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the 2013 Notes, the 2018 Notes and the 2038 Notes as follows:

ARTICLE 1

THE NOTES

SECTION 1.1. Designation of Notes; Establishment of Form.

There shall be a series of Securities designated “4.625% Senior Notes due 2013” of the Company (the “2013 Notes”), and the form thereof shall be substantially as set forth in Exhibit A hereto, which is incorporated into and shall be deemed a part of this Second Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently with the Indenture, be determined by the officers of the Company executing such 2013 Notes, as evidenced by their execution of the 2013 Notes.

There shall be a series of Securities designated “5.500% Senior Notes due 2018” of the Company (the “2018 Notes”), and the form thereof shall be substantially as set forth in Exhibit B hereto, which is incorporated into and shall be deemed a part of this Second Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently with the Indenture, be determined by the officers of the Company executing such 2018 Notes, as evidenced by their execution of the 2018 Notes.

There shall be a series of Securities designated “6.375% Senior Notes due 2038” of the Company (the “2038 Notes”), and the form thereof shall be substantially as set forth in Exhibit C hereto, which is incorporated into and shall be deemed a part of this Second Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently with the Indenture, be determined by the officers of the Company executing such 2038 Notes, as evidenced by their execution of the 2038 Notes.

The 2013 Notes, the 2018 Notes and the 2038 Notes are referred to collectively in this Second Supplemental Indenture as the “Notes”.

The Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit A , Exhibit B or Exhibit C hereto, as applicable, as a Global Security.

The Company initially appoints The Bank of New York to act as Paying Agent and Security Registrar with respect to the Notes at its corporate trust office at 101 Barclay Street, New York, New York.

SECTION 1.2. Amount.

The Trustee shall authenticate and deliver Notes for original issue in an aggregate principal amount of up to $2,000,000,000, consisting of up to $400,000,000 principal amount of 2013 Notes, up to $800,000,000 principal amount of 2018 Notes and up to $800,000,000 principal amount of 2038 Notes, all upon Company Order for the authentication and delivery of Notes, without any further action by the Company. The authorized aggregate principal amount of Notes of each series may be increased at any time hereafter and each series may be reopened for issuances of additional Securities as provided in the last paragraph of Section 2.2 of the Original Indenture, so long as such additional Securities are fungible for U.S. federal income tax purposes with the 2013 Notes, the 2018 Notes or the 2038 Notes, as applicable, issued on the date hereof. The 2013 Notes issued on the date hereof and any additional 2013 Notes that may be issued hereafter shall be part of the same series of Securities. The 2018 Notes issued on the date hereof and any such additional 2018 Notes that may be issued hereafter shall be part of the same series of Securities. The 2038 Notes issued on the date hereof and any such additional 2038 Notes that may be issued hereafter shall be part of the same series of Securities.

SECTION 1.3. Redemption and Repurchase.

(a) There shall be no sinking fund for the retirement of the Notes or other mandatory redemption or repurchase obligation.

(b) The Company, at its option, may redeem the Notes in accordance with the provisions of the Notes and the Indenture, including, without limitation, Section 10.8.

SECTION 1.4. Conversion.

The Notes shall not be convertible into any other securities.

SECTION 1.5. Maturity.

The Stated Maturity of the 2013 Notes shall be June 15, 2013. The Stated Maturity of the 2018 Notes shall be June 15, 2018. The Stated Maturity of the 2038 Notes shall be June 15, 2038.

SECTION 1.6. Other Terms of Notes.

Without limiting the foregoing provisions of this Article 1, the terms of the 2013 Notes shall be as provided in the form of 2013 Notes set forth in Exhibit A hereto and as provided in the Indenture, the terms of the 2018 Notes shall be as provided in the form of 2018 Notes set forth in Exhibit B hereto and as provided in the Indenture, and the terms of the 2038 Notes shall be as provided in the form of 2038 Notes set forth in Exhibit C hereto and as provided in the Indenture.

ARTICLE 2

AMENDMENTS TO THE INDENTURE

The amendments and supplements contained herein shall apply to Notes only and not to any other series of Securities issued under the Indenture and any covenants provided herein are expressly being included solely for the benefit of the Notes. These amendments and supplements shall be effective for so long as there remains any Note outstanding.

SECTION 2.1. Definitions.

Section 1.1 of the Original Indenture is amended and supplemented by inserting or restating, as the case may be, in their appropriate alphabetical position, the following definitions:

“2013 Notes” means the 4.625% Senior Notes due 2013 of the Company to be issued pursuant to this Indenture.

“2013 Note Issue Date” means the first day on which the Company issues the 2013 Notes under this Indenture.

“2018 Notes” means the 5.500% Senior Notes due 2018 of the Company to be issued pursuant to this Indenture.

“2018 Note Issue Date” means the first day on which the Company issues the 2018 Notes under this Indenture.

“2038 Notes” means the 6.375% Senior Notes due 2038 of the Company to be issued pursuant to this Indenture.

“2038 Notes Issue Date” means the first day on which the Company issues the 2038 Notes under the Indenture.

“Additional 2013 Notes” means 4.625% Senior Notes due 2013 issued from time to time after the 2013 Note Issue Date under the terms of this Indenture (other than pursuant to Section 2.8, 2.9, 2.11 or 10.7 of this Indenture).

“Additional 2018 Notes” means 5.500% Senior Notes due 2018 issued from time to time after the 2018 Note Issue Date under the terms of this Indenture (other than pursuant to Section 2.8, 2.9, 2.11 or 10.7 of this Indenture).

“Additional 2038 Notes” means 6.375% Senior Notes due 2038 issued from time to time after the 2038 Note Issue Date under the terms of this Indenture (other than pursuant to Section 2.8, 2.9, 2.11 or 10.7 of this Indenture).

“Notes” means the 2013 Notes, the 2018 Notes and the 2038 Notes.

“Regular Record Date” for the interest payable on the Notes on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

“Make-Whole Amount” with respect to a Note means an amount equal to the excess, if any, of (1) the present value of the remaining interest, premium and principal payments due on such Note (excluding any portion of such payments of interest accrued as of the Redemption Date), computed using a discount rate equal to the Treasury Rate plus 30 basis points (in the case of the 2013 Notes), 30 basis points (in the case of the 2018 Notes) or 30 basis points (in the case of the 2038 Notes), over (2) the outstanding principal amount of such Note. As used herein, “Treasury Rate” is defined as the yield to maturity (calculated on semi-annual bond-equivalent basis) at the time of the computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (510), which has become publicly available at least two business days prior to the date of the redemption notice or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining maturity of such Note; provided that if the Make-Whole Average Life of such Note is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Make-Whole Average Life of such Note is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used. As used herein, “Make-Whole Average Life” means the number of years (calculated to the nearest one-twelfth) between the Redemption Date and the Stated Maturity of such Note.

“MLP Subsidiary” means (i) any Subsidiary of the Company that is organized as a master limited partnership (or limited liability company or similar business entity with pass-through treatment for U.S. Federal income tax purposes) that, within two years of its organization, has a class of equity securities listed or eligible for trading on The New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market and (ii) any Subsidiary of the Subsidiary of the Company referred to in the preceding clause (i). Any Subsidiary referred to in clause (i) of this paragraph shall be and continue as an MLP Subsidiary until the second anniversary of its organization notwithstanding that it does not have a class of equity securities listed or eligible for trading on The New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market; provided, that such Subsidiary shall cease to be an MLP Subsidiary on such second anniversary if, on such date, it does not have a class of equity securities so listed or eligible.

“Restricted Subsidiary” means any Subsidiary of the Company (excluding any oil and gas royalty trust Subsidiary and any MLP Subsidiary) owning or leasing, directly or indirectly through ownership in another Subsidiary, any Principal Property.

SECTION 2.2. Events of Default.

Section 4.1(e) of the Original Indenture is amended to read in its entirety as follows:

(e) the occurrence and continuation beyond any applicable grace period of any default in the payment of the principal of (or premium, if any, on) or interest on any Debt of the Company (other than such Securities) or any Subsidiary when due, or any other default causing acceleration of any Debt of the Company or any Subsidiary; provided that the aggregate principal amount of such Debt shall exceed $100,000,000; provided further that if any such default is cured or waived or any such acceleration rescinded, or such Debt is repaid, within a period of 10 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default under this Indenture and any consequential acceleration of such Securities shall be automatically rescinded, so long as such rescission does not conflict with any judgment or decree.

SECTION 2.3. Acceleration of Maturity.

Section 4.2 of the Original Indenture is amended by adding the following paragraphs as the second and third paragraphs thereof:

Notwithstanding the foregoing to the extent elected by the Company, the sole remedy for an Event of Default relating to the failure by the Company to comply with the provisions of Section 9.9 shall, for the first 120 days after the occurrence of such an Event of Default, consist exclusively of the right to receive special interest (“Special Interest”) on the Notes at an annual rate equal to 0.50% of the principal amount of the Notes. Such Special Interest shall be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date following the date on which such Special Interest began to accrue on the Notes. Special Interest shall accrue on all Outstanding Notes from and including the date on which an Event of Default relating to a failure to comply with the provisions of Section 9.9 shall first occur to but not including the 120th day thereafter (or such earlier date on which such Event of Default shall have been cured or waived). On such 120th day (or earlier, if the Event of Default relating to the failure to comply with Section 9.9 shall be cured or waived prior to such 120th day), such Special Interest shall cease to accrue and, if the Event of Default relating to the failure to comply with Section 9.9 shall not have been cured or waived prior to such 120th day, the Notes shall be subject to acceleration as provided in this Section 4.2. The provisions of this paragraph shall not affect the rights of holders in the event of the occurrence of any other Event of Default. In the event the Company shall not elect to pay Special Interest upon an Event of Default resulting from the failure of the Company to comply with the provisions of Section 9.9, the Notes shall be subject to acceleration as provided above in this Section 4.2.

If the Company shall elect to pay Special Interest in connection with an Event of Default relating to its failure to comply with the requirements of Section 9.9, (1) the Company shall notify all Holders and the Trustee and Paying Agent of such election in writing on or before the close of business on the date on which such Event of Default shall first occur, and (2) all references herein to interest accrued or payable as of any date shall include any Special Interest accrued or payable as of such date as provided in this Section 4.2.

ARTICLE 3

MISCELLANEOUS PROVISIONS

SECTION 3.1. Integral Part.

This Second Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 3.2. Rules of Construction.

For all purposes of this Second Supplemental Indenture:

(a) capitalized terms used herein without definition shall have the meanings specified in the Original Indenture; and

(b) the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Second Supplemental Indenture.

SECTION 3.3. Adoption, Ratification and Confirmation.

The Original Indenture, as supplemented and amended by the First Supplemental Indenture dated as of July 19, 2007 and this Second Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

SECTION 3.4. Counterparts.

This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

SECTION 3.5. Benefits of Indenture.

Nothing in this Second Supplemental Indenture or in the Notes, express or implied, shall give to any Person (other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders) any benefit or any legal or equitable right, remedy or claim under the Indenture.

SECTION 3.6. Governing Law.

THIS SECOND SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE TRUST INDENTURE ACT IS APPLICABLE.

SECTION 3.7. Supplemental Indenture Controls.

In the event there is any conflict or inconsistency between the Original Indenture and this Second Supplemental Indenture, the provisions of this Second Supplemental Indenture shall control.

SECTION 3.8. Trustee.

The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and not the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

XTO ENERGY INC.

By:
Brent W. Clum Senior Vice President and Treasurer

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:
Brian R. Echausse Assistant Treasurer

EXHIBIT A

[FORM OF FACE OF 2013 NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.1

[1]	These paragraphs should be included only if the Security is a Global Security.

XTO ENERGY INC.

4.625% SENIOR NOTE DUE 2013

No.	$

CUSIP No. 98385X AN6

XTO Energy Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                              or registered assigns the principal sum of                      Dollars on June 15, 2013 or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities attached hereto2, at the office or agency of the Company referred to below, and to pay interest thereon, commencing on June 15, 2008 and continuing semiannually thereafter, on June 15 and December 15 of each year, from April 18, 2008 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 4.625% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand, interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. In the circumstances indicated in Section 4.2 of the Indenture, the Company may elect to pay Special Interest on this Security, at the rate stated therein, and all references in this Security to interest accrued or payable as of any date shall include any Special Interest accrued or payable as of such date, as provided in such Section 4.2. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities of this series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, and at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that payment of interest may be made at the option of the Company (i) by check mailed to Holders at their respective addresses as shown in the Security Register or (ii) with respect to any Holder owning Securities in the principal amount

2 This clause should be included only if the Security is a Global Security.

of $500,000 or more, by wire transfer to an account maintained by the Holder located in the United States, as specified in a written notice to the Trustee (received prior to the relevant record date) by any such Holder requesting payment by wire transfer and specifying the account to which transfer is requested. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments hereon shall be made by wire transfer of immediately available funds to the account of such Depositary or its nominee. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

[SEAL]

XTO ENERGY INC.

By:
Name:
Title:

Attest:

Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST
COMPANY, N.A., as Trustee

Dated:	By:
Authorized Signatory

FORM OF REVERSE OF 2013 NOTE

This Security is one of a duly authorized issue of the series of securities of the Company designated as its 4.625% Senior Notes due 2013 (herein called the “Securities”), which is issued under, with securities of one or more additional series that may be issued under, the Indenture dated as of July 19, 2007, between the Company and The Bank of New York Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture dated as of July 19, 2007 and the Second Supplemental Indenture dated as of April 18, 2008 (such Indenture, as so amended and supplemented, being called the “Indenture”), to which Indenture and all future indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities are subject to redemption at the option of the Company, in whole or in part, at any time and from time to time, upon not less than 30 or more than 60 days’ notice, at a Redemption Price of 100% of their principal amount plus a Make-Whole Amount, together in the case of any such redemption with accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), all as provided in the Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities do not have the benefit of any sinking fund or mandatory repurchase obligations.

As set forth in the Indenture, an Event of Default is generally: (a) failure to pay principal upon Stated Maturity, redemption or otherwise; (b) default for 30 days in payment of interest on any of the Securities; (c) default in the performance of agreements relating to mergers, consolidations and sales of all or substantially all assets; (d) failure for 30 days after notice to comply with any other covenants in the Indenture or the Securities; (e) certain payment defaults under, or the acceleration prior to the maturity of, Debt of the Company or any Subsidiary in an aggregate principal amount in excess of $100,000,000; and (f) certain events of bankruptcy, insolvency or reorganization of the Company.

If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company, the principal amount of the Securities will become due and payable immediately without further action or notice, (ii) in the case of an Event of Default which relates to certain payment defaults or acceleration with respect to certain Debt, any acceleration of the Securities will be automatically rescinded if any such Debt is repaid or if the default relating to such Debt is cured or waived and if the holders thereof have accelerated such Debt then such holders have rescinded their declaration of acceleration and (iii) in the case of an Event of Default which relates to certain defaults in timely filing reports and documents under the Exchange Act, the Company may elect to pay Special Interest as the sole remedy for such Event of Default during the first 120 days after the occurrence thereof.

No Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that withholding the notice is in the interest of the Holders. The Company is required to file annual reports with the Trustee as to the absence or existence of defaults.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of Definitive Securities and to make certain other specified changes and other changes that do not adversely affect the rights of any Holder in any material respect.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

A director, officer, employee or stockholder of the Company shall not have any personal liability under this Security or the Indenture by reason of his or its status as such director, officer, employee or stockholder. Each Holder, by accepting this Security, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company, 810 Houston Street, Fort Worth, Texas 76102.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identifying information printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

ASSIGNMENT FORM

(I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the Security Register of the Company. The agent may substitute another to act for him.

Dated:	Signature:
(Sign exactly as name appears on the face of this Security)

Name:
Address:
Phone No.:

Signature Guarantee

By:
Signature guarantor must be an eligible guarantor institution meeting the requirements of the Securities Registrar, which includes participation in the Security Transfer Agent Medallion Program or other signature guarantee program determined by the Securities Registrar in accordance with the Securities Exchange Act of 1934.

SCHEDULE OF EXCHANGES OF SECURITIES3

The following exchanges, redemptions or repurchases of a part of this Global Security have been made:

Principal Amount of this Global Security Following Such Decrease Date of Exchange (or Increase)	Authorized Signatory of Trustee or Security Custodian	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security

3 This schedule should be included only if the Security is a Global Security.

EXHIBIT B

[FORM OF FACE OF 2018 NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.4

4 These paragraphs should be included only if the Security is a Global Security.

XTO ENERGY INC.

5.500% SENIOR NOTE DUE 2018

No.	$

CUSIP No. 98385X AP1

XTO Energy Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                  or registered assigns the principal sum of                          Dollars on June 15, 2018 or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities attached hereto5, at the office or agency of the Company referred to below, and to pay interest thereon, commencing on June 15, 2008 and continuing semiannually thereafter, on June 15 and December 15 of each year, from April 18, 2008 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 5.500% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand, interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. In the circumstances indicated in Section 4.2 of the Indenture, the Company may elect to pay Special Interest on this Security, at the rate stated therein, and all references in this Security to interest accrued or payable as of any date shall include any Special Interest accrued or payable as of such date, as provided in such Section 4.2. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities of this series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, and at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that payment of interest may be made at the option of the Company (i) by check mailed to Holders at their respective addresses as shown in

5 This clause should be included only if the Security is a Global Security.

the Security Register or (ii) with respect to any Holder owning Securities in the principal amount of $500,000 or more, by wire transfer to an account maintained by the Holder located in the United States, as specified in a written notice to the Trustee (received prior to the relevant record date) by any such Holder requesting payment by wire transfer and specifying the account to which transfer is requested. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments hereon shall be made by wire transfer of immediately available funds to the account of such Depositary or its nominee. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

[SEAL]

XTO ENERGY INC.

By:
Name:
Title:

Attest:

Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST
COMPANY, N.A., as Trustee

Dated:	By:
Authorized Signatory

FORM OF REVERSE OF 2018 NOTE

This Security is one of a duly authorized issue of the series of securities of the Company designated as its 5.500% Senior Notes due 2018 (herein called the “Securities”), which is issued under, with securities of one or more additional series that may be issued under, the Indenture dated as of July 19, 2007, between the Company and The Bank of New York Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture dated as of July 19, 2007 and the Second Supplemental Indenture dated as of April 18, 2008 (such Indenture, as so amended and supplemented, being called the “Indenture”), to which Indenture and all future indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities are subject to redemption at the option of the Company, in whole or in part, at any time and from time to time, upon not less than 30 or more than 60 days’ notice, at a Redemption Price of 100% of their principal amount plus a Make-Whole Amount, together in the case of any such redemption with accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), all as provided in the Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities do not have the benefit of any sinking fund or mandatory repurchase obligations.

As set forth in the Indenture, an Event of Default is generally: (a) failure to pay principal upon Stated Maturity, redemption or otherwise; (b) default for 30 days in payment of interest on any of the Securities; (c) default in the performance of agreements relating to mergers, consolidations and sales of all or substantially all assets; (d) failure for 30 days after notice to comply with any other covenants in the Indenture or the Securities; (e) certain payment defaults under, or the acceleration prior to the maturity of, Debt of the Company or any Subsidiary in an aggregate principal amount in excess of $100,000,000; and (f) certain events of bankruptcy, insolvency or reorganization of the Company.

If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company, the principal amount of the Securities will become due and payable immediately without further action or notice, (ii) in the case of an Event of Default which relates to certain payment defaults or acceleration with respect to certain Debt, any acceleration of the Securities will be automatically rescinded if any such Debt is repaid or if the default relating to such Debt is cured or waived and if the holders thereof have accelerated such Debt then such holders have rescinded their declaration of acceleration and (iii) in the case of an Event of Default which relates to certain defaults in timely filing reports and documents under the Exchange Act, the Company may elect to pay Special Interest as the sole remedy for such Event of Default during the first 120 days after the occurrence thereof.

No Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that withholding the notice is in the interest of the Holders. The Company is required to file annual reports with the Trustee as to the absence or existence of defaults.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of Definitive Securities and to make certain other specified changes and other changes that do not adversely affect the rights of any Holder in any material respect.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

A director, officer, employee or stockholder of the Company shall not have any personal liability under this Security or the Indenture by reason of his or its status as such director, officer, employee or stockholder. Each Holder, by accepting this Security, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company, 810 Houston Street, Fort Worth, Texas 76102.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identifying information printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

ASSIGNMENT FORM

(I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the Security Register of the Company. The agent may substitute another to act for him.

Dated:	Signature:
(Sign exactly as name appears on the face of this Security)

Name:
Address:

Phone No.:

Signature Guarantee

By:
Signature guarantor must be an eligible guarantor institution meeting the requirements of the Securities Registrar, which includes participation in the Security Transfer Agent Medallion Program or other signature guarantee program determined by the Securities Registrar in accordance with the Securities Exchange Act of 1934.

SCHEDULE OF EXCHANGES OF SECURITIES6

The following exchanges, redemptions or repurchases of a part of this Global Security have been made:

Principal Amount of this Global Security Following Such Decrease Date of Exchange (or Increase)	Authorized Signatory of Trustee or Security Custodian	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security

6 This schedule should be included only if the Security is a Global Security.

EXHIBIT C

[FORM OF FACE OF 2038 NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.7

7 These paragraphs should be included only if the Security is a Global Security.

XTO ENERGY INC.

6.375% SENIOR NOTE DUE 2038

No.	$

CUSIP No. 98385X AQ9

XTO Energy Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or registered assigns the principal sum of                      Dollars on June 15, 2038 or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities attached hereto8, at the office or agency of the Company referred to below, and to pay interest thereon, commencing on June 15, 2008 and continuing semiannually thereafter, on June 15 and December 15 of each year, from April 18, 2008 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.375% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand, interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. In the circumstances indicated in Section 4.2 of the Indenture, the Company may elect to pay Special Interest on this Security, at the rate stated therein, and all references in this Security to interest accrued or payable as of any date shall include any Special Interest accrued or payable as of such date, as provided in such Section 4.2. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities of this series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, and at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that payment of interest may be made at the option of the Company (i) by check mailed to Holders at their respective addresses as shown in the Security Register or (ii) with respect to any Holder owning Securities in the principal amount

8 This clause should be included only if the Security is a Global Security.

of $500,000 or more, by wire transfer to an account maintained by the Holder located in the United States, as specified in a written notice to the Trustee (received prior to the relevant record date) by any such Holder requesting payment by wire transfer and specifying the account to which transfer is requested. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments hereon shall be made by wire transfer of immediately available funds to the account of such Depositary or its nominee. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

[SEAL]

XTO ENERGY INC.

By:
Name:
Title:

Attest:

Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST
COMPANY, N.A., as Trustee

Dated:	By:
Authorized Signatory

FORM OF REVERSE OF 2038 NOTE

This Security is one of a duly authorized issue of the series of securities of the Company designated as its 6.375% Senior Notes due 2038 (herein called the “Securities”), which is issued under, with securities of one or more additional series that may be issued under, the Indenture dated as of July 19, 2007, between the Company and The Bank of New York Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture dated as of July 19, 2007 and the Second Supplemental Indenture dated as of April 18, 2008 (such Indenture, as so amended and supplemented, being called the “Indenture”), to which Indenture and all future indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities are subject to redemption at the option of the Company, in whole or in part, at any time and from time to time, upon not less than 30 or more than 60 days’ notice, at a Redemption Price of 100% of their principal amount plus a Make-Whole Amount, together in the case of any such redemption with accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), all as provided in the Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities do not have the benefit of any sinking fund or mandatory repurchase obligations.

As set forth in the Indenture, an Event of Default is generally: (a) failure to pay principal upon Stated Maturity, redemption or otherwise; (b) default for 30 days in payment of interest on any of the Securities; (c) default in the performance of agreements relating to mergers, consolidations and sales of all or substantially all assets; (d) failure for 30 days after notice to comply with any other covenants in the Indenture or the Securities; (e) certain payment defaults under, or the acceleration prior to the maturity of, Debt of the Company or any Subsidiary in an aggregate principal amount in excess of $100,000,000; and (f) certain events of bankruptcy, insolvency or reorganization of the Company.

If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company, the principal amount of the Securities will become due and payable immediately without further action or notice, (ii) in the case of an Event of Default which relates to certain payment defaults or acceleration with respect to certain Debt, any acceleration of the Securities will be automatically rescinded if any such Debt is repaid or if the default relating to such Debt is cured or waived and if the holders thereof have accelerated such Debt then such holders have rescinded their declaration of acceleration and (iii) in the case of an Event of Default which relates to certain defaults in timely filing reports and documents under the Exchange Act, the Company may elect to pay Special Interest as the sole remedy for such Event of Default during the first 120 days after the occurrence thereof.

No Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that withholding the notice is in the interest of the Holders. The Company is required to file annual reports with the Trustee as to the absence or existence of defaults.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of Definitive Securities and to make certain other specified changes and other changes that do not adversely affect the rights of any Holder in any material respect.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

A director, officer, employee or stockholder of the Company shall not have any personal liability under this Security or the Indenture by reason of his or its status as such director, officer, employee or stockholder. Each Holder, by accepting this Security, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company, 810 Houston Street, Fort Worth, Texas 76102.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identifying information printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

ASSIGNMENT FORM

(I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the Security Register of the Company. The agent may substitute another to act for him.

Dated:	Signature:
(Sign exactly as name appears on the face of this Security)

Name:
Address:

Phone No.:

Signature Guarantee

By:
Signature guarantor must be an eligible guarantor institution meeting the requirements of the Securities Registrar, which includes participation in the Security Transfer Agent Medallion Program or other signature guarantee program determined by the Securities Registrar in accordance with the Securities Exchange Act of 1934.

SCHEDULE OF EXCHANGES OF SECURITIES9

The following exchanges, redemptions or repurchases of a part of this Global Security have been made:

Principal Amount of this Global Security Following Such Decrease Date of Exchange (or Increase)	Authorized Signatory of Trustee or Security Custodian	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security

9 This schedule should be included only if the Security is a Global Security.